UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

R. G. BARRY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio 43147

(Address of principal executive offices) (Zip Code)

(614) 864-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Existing Change in Control Agreements

R.G. Barry Corporation (the “Company”) is a party to Change in Control Agreements (the “Change in Control Agreements”) with Jose Ibarra, Senior Vice President-Finance and Chief Financial Officer; Lee Smith, Business Unit President-Footwear; Glenn Evans, Senior Vice President-Global Operations; and Yvonne Kalucis, Senior Vice President-Human Resources (each, a “Covered Executive”), each dated January 7, 2011, pursuant to which each of the Covered Executive is eligible to receive certain severance payments and benefits upon certain terminations of employment in connection with a “Change in Control” of the Company, subject to the terms and conditions described in the Change in Control Agreements.

The original term of each of the Change in Control Agreements was three years, terminating on January 7, 2014. On December 16, 2013, the Company and each of the Covered Executives entered into amendments to the Change in Control Agreements (the “Amendments”) extending the terms of the Change in Control Agreements for an additional three years. The Change in Control Agreements, as amended by the Amendments (the “Amended Change in Control Agreements”), now terminate on January 7, 2017. The Amendments resulted in no other changes to the Change in Control Agreements except for the addition of a new paragraph which addresses compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and which does not change the economic benefits that may be available to the Covered Executives under such agreements.

The Amended Change in Control Agreements provide that, upon a qualifying termination (generally, a termination of employment by the Company without “Cause” or by the Covered Executive for “Good Reason” that occurs within two (2) years after a “Change in Control”), a Covered Executive will be entitled to receive the following: (i) a lump-sum cash severance payment equal to the sum of (a) the Covered Executive’s base salary at the rate in effect on the employment termination date or, if greater, the Covered Executive’s base salary in effect on the date of the Change in Control and (b) an amount equal to the Executive’s target bonus opportunity in effect at the employment termination date or, if greater, the Executive’s target bonus opportunity in effect on the date of the Change in Control; and (ii) continuation of all medical, prescription drug, dental and vision benefits for a period of twelve months.

For purposes of the Amended Change in Control Agreements, a “Change in Control” is deemed to have occurred if (i) any “person” or “group” acquires (or discloses the previous acquisition of) beneficial ownership of shares of the outstanding stock of the Company which results in such person or group possessing more than 50.1% of the total voting power of the Company’s outstanding voting securities ordinarily having the right to vote for the election of directors of the Company or (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company immediately before the completion of such transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

The Amended Change in Control Agreements also include non-competition and non-solicitation agreements that apply to a Covered Executive after his or her employment with the Company terminates, whether or not such termination occurs after a Change in Control.

The Change in Control Agreements for Messrs. Ibarra, Smith and Evans have been filed by the Company with the Securities Exchange Commission (“SEC”) as exhibits to a Form 8-K filing that was filed on January 13, 2011. The Change in Control Agreement for Ms. Kalucis was filed as an exhibit to the Company’s Form 10-K that was filed with the SEC on September 14, 2011. The Amendments to the Change in Control Agreements are included with this Form 8-K as Exhibits 10.1 to 10.4. The foregoing description of the Change in Control Agreements and the Amendments is qualified in its entirety to such filed documents, which are incorporated herein by reference.

Change in Control Agreement for Dennis Eckols

On December 16, 2013, the Company entered into a new Change in Control Agreement with Dennis Eckols, Business Unit President-Baggallini. Mr. Eckol’s Change in Control Agreement has substantially the same terms as the Amended Change in Control Agreements with Messrs. Ibarra, Smith and Evans and Ms. Kalucis. Mr. Eckols is also a party to a Key Employee Agreement with the Company, dated March 10, 2011, which will expire on March 31, 2014. Pursuant to the terms of his Change in Control Agreement, if Mr. Eckols should be entitled to receive severance payments and benefits under his Change in Control Agreement as a result of the termination of his employment, he will be paid the severance compensation and related benefits provided for in his Change in Control Agreement in lieu of any severance benefits or payments that otherwise would be payable to him under his Key Employment Agreement.

The foregoing description is qualified in its entirety by reference to the Change in Control Agreement for Mr. Eckols which is included with this Form 8-K as Exhibit 10.5, and is incorporated herein by reference. Mr. Eckols’ Key Employee Agreement was filed as an exhibit to the Company’s Form 10-K that was filed with the SEC on September 14, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit No.	Description

10.1	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Jose Ibarra, dated December 16, 2013 (filed herewith).

10.2	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Lee Smith, dated December 16, 2013 (filed herewith).

10.3	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Glenn Evans, dated December 16, 2013 (filed herewith).

10.4	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Yvonne Kalucis, dated December 16, 2013 (filed herewith).

10.5	Change in Control Agreement between R.G. Barry Corporation and Dennis Eckols, dated December 16, 2013 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION

December 20, 2013	By:	/s/ Jose G. Ibarra
Jose G. Ibarra
Sr. Vice President-Finance & CFO

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Jose Ibarra, dated December 16, 2013 (filed herewith).

10.2	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Lee Smith, dated December 16, 2013 (filed herewith).

10.3	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Glenn Evans, dated December 16, 2013 (filed herewith).

10.4	First Amendment to Change in Control Agreement between R.G. Barry Corporation and Yvonne Kalucis, dated December 16, 2013 (filed herewith).

10.5	Change in Control Agreement between R.G. Barry Corporation and Dennis Eckols, dated December 16, 2013 (filed herewith).

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